UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2023

Elevation Oncology, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40523	84-1771427
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
888 Seventh Ave., 12th Floor New York, New York (Address of Principal Executive Offices)		10106 (Zip Code)

(716) 371-1125

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ELEV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.Regulation FD Disclosure.

On June 3, 2023, Elevation Oncology, Inc. (the “Company”) issued a press release announcing initial clinical data for SYSA1801 (EO-3021) from the ongoing Phase 1 dose escalation and expansion study in China by the Company’s partner, CSPC Pharmaceutical Group Limited (“CSPC”). These data were presented by CSPC at the American Society of Clinical Oncology (“ASCO”) 2023 Annual Meeting being held June 2-6, 2023.

A copy of each of the press release and ASCO 2023 Annual Meeting presentation is furnished as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

The information furnished in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01.Other Events.

On June 3, 2023, CSPC presented initial clinical data for SYSA1801 (EO-3021) from its ongoing Phase 1 dose escalation and expansion study in China.

Key findings from the Phase 1 study include:

●	As of the data cutoff date of November 5, 2022, 33 patients with resistant/refractory solid tumors that expressed Claudin 18.2 were enrolled
●	Patients received 0.5 mg/kg to 3 mg/kg of SYSA1801 (EO-3021) administered intravenously (“IV”) every 3 weeks (“Q3W”) as part of the dose escalation (n=17) portion of the study; in the dose expansion portion of the study, patients (n=16) were treated at effective doses (2.0 mg/kg IV Q3W and 2.5 mg/kg IV Q3W)
o	26 patients (78.8%) had gastric cancer (GC); 7 patients (21.2%) had pancreatic cancer
o	11 patients (33.3%) had been pretreated with ≥3 prior lines of therapy
●	21 patients (gastric cancer n=17; pancreatic cancer n=4) were evaluable for efficacy per RECIST v1.1
o	In gastric cancer, the objective response rate (“ORR”) was 47.1% (8 PRs, including 4 confirmed PRs) and the disease control rate (“DCR”) was 64.7%, including three patients with stable disease (“SD”)
o	The overall ORR was 38.1% (8 PRs, including 4 confirmed PRs) and DCR was 57.1% (including 4 SDs)
●	Of the 33 patients enrolled at the time of data cutoff, treatment-related adverse events (“TRAEs”) of any grade occurred in 25 patients (75.8%), including eight (24.2%) TRAEs of ≥Grade 3
o	The most common TRAEs (occurring in >20% of patients) were nausea (42.4%), vomiting (36.4%), dry eye syndrome (21.2%) and anemia (21.2%)
o	Two dose-limiting toxicities of Grade 3 nausea and vomiting occurred at the 3 mg/kg IV Q3W dose
o	No treatment-related deaths were reported

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release issued by Elevation Oncology, Inc., dated June 3, 2023.
99.2	Presentation by CSPC Pharmaceutical Group Limited at the American Society of Clinical Oncology 2023 Annual Meeting on June 3, 2023.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elevation Oncology, Inc.

Date: June 5, 2023	By:	/s/ Joseph J. Ferra, Jr.
Joseph J. Ferra, Jr.
Interim Chief Executive Officer and President, and Chief Financial Officer